Financial Instruments	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS

37. FINANCIAL INSTRUMENTS
Cenovus’s financial assets and financial liabilities consist of cash and cash equivalents, accounts receivable and accrued revenues, restricted cash, net investment in finance leases, risk management assets and liabilities, investments in the equity of companies, long-term receivables, accounts payable and accrued liabilities, short-term borrowings, lease liabilities, contingent payments, long-term debt and other liabilities. Risk management assets and liabilities arise from the use of derivative financial instruments.
A) Fair Value of Non-Derivative Financial Instruments
The fair values of cash and cash equivalents, accounts receivable and accrued revenues, accounts payable and accrued liabilities, and short-term borrowings approximate their carrying amount due to the short-term maturity of these instruments.
The fair values of restricted cash, net investment in finance leases and long-term receivables approximate their carrying amount due to the specific non-tradeable nature of these instruments.
Long-term debt is carried at amortized cost. The estimated fair value of long-term borrowings has been determined based on period-end trading prices of long-term borrowings on the secondary market (Level 2). As at December 31, 2022, the carrying value of Cenovus’s long-term debt was $8.7 billion and the fair value was $7.8 billion (December 31, 2021 carrying value – $12.4 billion, fair value – $13.7 billion).
The Company classifies certain private equity investments as FVOCI as they are not held for trading and fair value changes are not reflective of the Company’s operations. These assets are carried at fair value on the Consolidated Balance Sheets in other assets. Fair value is determined based on recent private placement transactions (Level 3) when available.
The following table provides a reconciliation of changes in the fair value of private equity investments classified as FVOCI:

	2022	2021
Fair Value, Beginning of Year	53	52
Acquisition (Note 5)	—	1
Changes in Fair Value (1)	2	—
Fair Value, End of Year	55	53
(1)     Changes in fair value are recorded in OCI.
Equity investments classified as FVTPL comprise equity investments in public companies. These assets were carried at fair value on the Consolidated Balance Sheets in other assets. Fair value was determined based on quoted prices in active markets (Level 1).
B) Fair Value of Risk Management Assets and Liabilities
The Company’s risk management assets and liabilities consist of crude oil, condensate, natural gas, and refined product futures, as well as renewable power contracts, power and foreign exchange swaps. The Company may also enter into swaps, forwards, and options to manage commodity and foreign exchange exposures, as well as interest rate swaps.
Crude oil, natural gas, condensate, refined product contracts and power swaps are recorded at their estimated fair value based on the difference between the contracted price and the period-end forward price for the same commodity, using quoted market prices or the period-end forward price for the same commodity extrapolated to the end of the term of the contract (Level 2). The fair value of foreign exchange rate contracts, and interest rate swaps are calculated using external valuation models that incorporate observable market data, including foreign exchange forward curves (Level 2) and interest rate yield curves (Level 2), respectively. The fair value of cross currency interest rate swaps are calculated using external valuation models that incorporate observable market data, including foreign exchange forward curves (Level 2) and interest rate yield curves (Level 2).
The fair value of renewable power contracts are calculated using internal valuation models that incorporate broker pricing for relevant markets, some observable market prices and extrapolated market prices with inflation assumptions (Level 3). The fair value of renewable power contracts are calculated by Cenovus’s internal valuation team that consists of individuals who are knowledgeable and have experience in fair value techniques.
Risk management assets and liabilities are carried at fair value on the Consolidated Balance Sheets in accounts receivable and accrued revenues, and accounts payable and accrued liabilities (for short-term positions) and other liabilities and other assets (for long-term positions). Changes in fair value are recorded in the Consolidated Statements of Earnings within (gain) loss on risk management.
Summary of Risk Management Positions

	2022			2021
	Risk Management			Risk Management
As at December 31,	Asset	Liability	Net	Asset	Liability	Net
Crude Oil, Natural Gas, Condensate and Refined Products	2	40	(38)	46	116	(70)
Power Swap Contracts	1	7	(6)	—	—	—
Renewable Power Contracts	90	—	90	—	—	—
Foreign Exchange Rate Contracts	—	—	—	2	—	2
	93	47	46	48	116	(68)
Level 2 prices sourced from observable data or market corroboration refers to the fair value of contracts valued in part using active quotes and in part using observable, market-corroborated data. Level 3 prices are sourced from partially observable data used in internal valuations.
The following table presents the Company’s fair value hierarchy for risk management assets and liabilities carried at fair value:

As at December 31,	2022	2021
Level 2 – Prices Sourced From Observable Data or Market Corroboration	(44)	(68)
Level 3 – Prices Sourced From Partially Observable Data	90	—
	46	(68)
The following table provides a reconciliation of changes in the fair value of Cenovus’s risk management assets and liabilities from January 1 to December 31:

	2022	2021
Fair Value of Contracts, Beginning of Year	(68)	(53)
Acquisition (Note 5)	—	(14)
Change in Fair Value of Contracts in Place at Beginning of Year	(5)	—
Change in Fair Value of Contracts Entered Into During the Year	(1,641)	(995)
Fair Value of Contracts Realized During the Year	1,762	993
Unrealized Foreign Exchange Gain (Loss) on U.S. Dollar Contracts	(2)	1
Fair Value of Contracts, End of Year	46	(68)
Financial assets and liabilities are offset only if Cenovus has the current legal right to offset and intends to settle on a net basis or settle the asset and liability simultaneously. Cenovus offsets risk management assets and liabilities when the counterparty, commodity, currency and timing of settlement are the same.

	2022			2021
	Risk Management			Risk Management
As at December 31,	Asset	Liability	Net	Asset	Liability	Net
Recognized Risk Management Positions
Gross Amount	153	107	46	263	331	(68)
Amount Offset	(60)	(60)	—	(215)	(215)	—
Net Amount	93	47	46	48	116	(68)
The derivative liabilities do not have credit risk-related contingent features. Due to credit practices that limit transactions according to counterparties’ credit quality, the change in fair value through profit or loss attributable to changes in the credit risk of financial liabilities is immaterial.
Cenovus pledges cash collateral with respect to certain of these risk management contracts, which is not offset against the related financial liability. The amount of cash collateral required will vary daily over the life of these risk management contracts as commodity prices change. As at December 31, 2022, $211 million was pledged as cash collateral (December 31, 2021 – $114 million).
C) Fair Value of Contingent Payments
The variable payment (Level 3) associated with the Sunrise Acquisition is carried at fair value on the Consolidated Balance Sheets. Fair value is estimated by calculating the present value of the expected future cash flows using an option pricing model (Level 3), which assumes the probability distribution for WCS is based on the volatility of WTI options, volatility of Canadian-U.S. foreign exchange rate options and both WTI and WCS futures pricing discounted using a credit-adjusted risk-free rate. Fair value of the variable payment has been calculated by Cenovus’s internal valuation team, which consists of individuals who are knowledgeable and have experience in fair value techniques. As at December 31, 2022, the fair value of the variable payment was estimated to be $419 million applying a credit-adjusted risk-free rate of 5.2 percent. The maximum cumulative variable payment is $600 million.
As at December 31, 2022, average WCS forward pricing for the remaining term of the variable payment is $72.79 per barrel. The average volatility of WTI options and the Canadian-U.S. foreign exchange rates was 44.2 percent and 7.6 percent, respectively. Changes in the following inputs to the option pricing model, with fluctuations in all other variables held constant, could have resulted in unrealized gains (losses) impacting earnings before income tax as follows:

As at December 31, 2022	Sensitivity Range	Increase	Decrease
WCS Forward Prices	± $10.00 per barrel	(68)	157
WTI Option Volatility	± ten percent	(1)	4
Canadian to U.S. Dollar Foreign Exchange Rate Option Volatility	± five percent	—	—
The contingent payment (Level 3) associated with the acquisition of a 50 percent interest in FCCL from ConocoPhillips Company and certain of its subsidiaries ended on May 17, 2022. The final payment was made in July 2022.

As at December 31, 2021	Sensitivity Range	Increase	Decrease
WCS Forward Prices	± $5.00 per barrel	(45)	45
The impact of a ten percent increase or decrease in WTI option price volatility and a five percent increase or decrease in the Canadian-U.S. dollar foreign exchange rate options would result in nominal unrealized gains (losses) to earnings before income tax.
D) Earnings Impact of (Gains) Losses From Risk Management Positions

For the years ended December 31,	2022	2021	2020
Realized (Gain) Loss	1,762	993	252
Unrealized (Gain) Loss (1)	(126)	2	56
(Gain) Loss on Risk Management	1,636	995	308
(1)     All WTI positions related to crude oil sales price risk management were closed by June 30, 2022. In the three months ended June 30, 2022, Cenovus recorded a realized net loss related to these positions of $467 million.
Realized and unrealized gains and losses on risk management are recorded in the reportable segment to which the derivative instrument relates.